Significant Events During The Reporting Period (Details) $ in Thousands	May 15, 2020 USD ($) shares
Significant Events During The Reporting Period (Textual)
Joint venture transaction, description	The Company entered into a series of transactions (together, the "Joint Venture Transaction"), including a definitive share transfer agreement with Capital Point Ltd. ("Capital Point"), an Israeli holding company traded on the TASE, and Evero, pursuant to which Capital Point sold to Evero 5,952,469 ordinary shares, NIS 0.01 par value each, of Coeruleus Ltd. (the "Purchased Coeruleus Shares" and "Coeruleus," respectively), an Israeli company, and an affiliated company (in which Capital Point owns approximately 40% the issues and outstanding share capital) of Capital Point, engaged in, among others, developing innovative medications based on the active generic substance flumazenil, including a sublingual spray to reduce the side effects of hypnotic sleep medication, and a sublingual spray to improve function and quality of life in patients with hepatic encephalopathy. The Purchased Coeruleus Shares represented approximately 35% of the issued and outstanding share capital of Coeruleus. In consideration thereof, Evero issued and sold to Capital Point 176,470 ordinary shares, NIS 1.00 par value each, constituting 15% of the issued and outstanding share capital of Evero, which were valued at $351 thousand, based on apportionment of the fair market value of the Company as reflected in the Nasdaq. Following the transaction Capital Point held approximately 5% of Coeruleus' issued and outstanding share capital. The transaction costs of $51 thousand were also capitalized as part of the investment in associate.
Purchase of american depository share, amount | $	$ 340
Evero Health Ltd [Member]
Significant Events During The Reporting Period (Textual)
Duly executed share transfer deed for ordinary shares | shares	9,577